May 1, 2025

Summary Prospectus

RMB
INVESTORS
TRUST

RMB Small Cap Fund

RMBBX (Class I)
Investor Class - not available for purchase

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these shares or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Before you invest in the Fund, as defined below, you may want to review the Fund's prospectus, reports to shareholders and statement of additional information ("SAI"), which contain more information about the Fund and the risks of investing in the Fund. The Fund's current prospectus and SAI, each dated May 1, 2025, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, SAI, reports to shareholders and other information about the Fund online at https://www.rmbfunds.com/documents/. You may also obtain this information at no charge by calling 1-800-462-2392 or by sending an email request to rmbfunds@rmbcap.com.

RMB FUNDS

INVESTMENT OBJECTIVE: The RMB Small Cap Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the Fee Table or the Example below.
Fee Table

	Investor Class	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge (load) on purchases	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.85%	0.85%
Distribution and Shareholder Service (12b-1) fees	0.25%	N/A
Other expenses	0.29%¹	0.29%
Total Annual Fund Operating Expenses[2]	1.39%	1.14%
Less Fee Waiver and/or Expense Reimbursement[3]	-0.18%	-0.18%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement[2]	1.21%	0.96%
1    Investor Class shares of the Fund are not currently offered for purchase. As a result, “Other Expenses” for Investor Class shares have been estimated.
2 Total Annual Fund Operating Expenses for Class I shares do not correlate to the Ratio of Total Expenses to Average Net Assets in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”).
3    Curi RMB Capital, LLC (the “Adviser”) has contractually agreed to reduce its compensation due from and/or assume expenses of the Fund to the extent necessary to ensure that the Fund’s operating expenses (excluding, interest, taxes, brokerage commissions and other transaction costs, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, if any, and other extraordinary expenses not incurred in the ordinary course of business) do not exceed 1.20% and 0.95% of the average net assets of the Fund’s Investor Class and Class I, respectively (the “Expense Cap”). The Expense Cap is in effect through April 30, 2026 and cannot be terminated prior thereto without the approval of the Fund’s Board of Trustees. To the extent the Adviser waives its compensation and/or assumes expenses to satisfy the Expense Cap, the Adviser may seek repayment by the Fund of a portion or all of such amounts at any time within three years from the date on which such amounts were waived or assumed, provided that the Fund is able to make the repayment without exceeding the lesser of the expense cap in effect at the time of the waiver/reimbursement of in effect at the time of the repayment.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the Expense Cap in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$123	$422	$743	$1,653
Class I	$98	$344	$610	$1,370

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. companies with small market capitalizations. For this purpose, the Adviser defines a small-capitalization company as any company with a market capitalization less than or equal to the largest market capitalization (determined at the time of investment) of any company in the Russell 2000® Index, which, as of March 31, 2025, was approximately $15.2 billion. Equity securities in which the Fund invests consist primarily of common stocks, and may include other types of equity securities. The Fund may also invest in real estate investment trusts (“REITs”).
The Adviser actively manages the Fund by applying an economic return framework that seeks to identify attractively-priced companies at all stages of the corporate lifecycle that allocate capital in a way that creates long-term value. The Adviser’s economic return framework analyzes key determinants of success, such as cash flow, capital investments, credit worthiness and sales momentum. Taking into account a company’s stage in the corporate lifecycle, the Adviser evaluates the sustainability of the company’s economic returns and further evaluates potential investments to determine which stocks are most attractively priced. In managing the Fund, the Adviser seeks to construct a portfolio that is diversified across both economic sectors and corporate lifecycle. As a result of its lifecycle diversification, the Fund invests in both growth- and value-style equity securities. As part of the Adviser's investment process, the investment team evaluates the general and industry-specific Environmental, Social, and Governance (“ESG”) factors that the Adviser believes to be the most financially material to a company's short-, medium, and long-term enterprise value at any given time. The Adviser defines materiality in terms of the impact on a company’s net income over the longer term. Specific ESG factors the Adviser considers at any given time vary greatly by geography and industry, and may also vary between companies within the same geographic region or industry.

The Adviser typically reduces positions or sells securities in the Fund for a variety of reasons, such as when the securities reach their target price or when a position would exceed 5% of the Fund’s net assets.

PRINCIPAL RISKS
As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s share price fluctuates, which means you could lose money by investing in the Fund. The Fund is not a complete investment program and should be considered only as part of an investment portfolio. The principal risks of investing in the Fund are summarized below:

•Market Risk — This is the risk that the price of a security will fall due to changing economic, political or market conditions, that are not specifically related to a particular company. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, disruptions, delays or strains on global supply chains, tariffs, trade wars, natural disasters, or other events could have a significant impact on the Fund and its investments. The market value of a security or instrument also may decline because of factors that affect a particular sector, sub-sector, or group of industries, such as labor shortages or increased production costs and competitive conditions within an industry. The risk would be greater if any of the categories of securities that the Fund emphasizes fell out of favor with the market.
•Small-Cap Companies Risk — Historically, stocks of small-capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such securities, which may make these securities difficult to value and to sell. As a result, some of the Fund’s small cap holdings may be considered or become illiquid. Such companies also may have limited product lines and financial resources and may depend upon a limited or less experienced management group.
•Equity Securities Risk — The risk that the market price of common stocks and other equity securities, including preferred stocks, warrants and rights, may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. Companies in the Fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.
•Management Risk — The Fund is subject to management risk because it is an actively managed investment portfolio. The adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds. Individual stocks selected by the adviser may decline in value or not increase in value, even when the stock market in general is rising.
•Growth Investing Risk — Growth companies are generally more susceptible than established companies to market events and sharp declines in value.
•Value Investing Risk — Value stocks may not increase in price, may not issue the anticipated stock dividends or may decline in price, based upon the market’s belief of the issuer’s intrinsic worth.
•ESG Risk — Incorporation of ESG factors into the Fund’s investment process may cause the Fund to make different investments and have different investment performance and exposures to different issuers than funds that do not incorporate ESG considerations. When evaluating a company, the Adviser is dependent on information or data obtained through company or third-party reporting that may be incomplete, inaccurate, or unavailable, which could compromise the Adviser’s assessment of a company’s ESG characteristics and/or the financial materiality of those characteristics. Because ESG factor analysis is just one part of the Adviser’s overall investment process for the Fund, the Fund may hold portfolio companies that many or all market participants view as having an unfavorable ESG profile.

•REIT Risk — The Fund’s investments in real estate related securities (primarily REITs) are subject to the risk that the value of the real estate underlying the securities will go down, which can be caused by deteriorating economic conditions and rising interest rates, and may also be subject to the risk that borrowers or tenants may default on their payment obligations. Investments in REITs involve additional risks. REITs may have limited financial resources and real estate diversification and are dependent on specialized management skills. In addition, the failure of a REIT to qualify as a REIT for federal income tax purposes would adversely affect the REIT’s value.

PAST PERFORMANCE
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that more closely reflects the market segment in which the Fund invests. The Fund’s performance figures assume that all distributions were reinvested in the Fund and reflect the Fund’s operating expenses. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance. Updated performance information may be obtained on the Fund’s website at www.rmbfunds.com or by calling 1-800-462-2392.

The Fund commenced operations upon completion of the reorganization of the IronBridge Small Cap Fund (the “IronBridge Predecessor Fund”), a series of IronBridge Funds, Inc., into the Fund, which occurred on June 21, 2019 (the “IronBridge Reorganization”). As a result of the IronBridge Reorganization, the performance and accounting history of the IronBridge Predecessor Fund were assumed by the Fund’s Class I shares. Prior to June 21, 2019, the Fund’s Class I performance shown is that of the IronBridge Predecessor Fund.

RMB Small Cap Fund – Return for Class I Shares

Best Quarter: 28.97% in the 4th Quarter of 2020
Worst Quarter: -26.83% in the 1st Quarter of 2020

Average Annual Total Returns (For the following periods ended 12/31/2024)	1 year	5 Years	10 Years
CLASS I SHARES
Total Return Before Taxes	15.09%	8.45%	8.39%
Total Return After Taxes on Distributions	14.52%	7.39%	6.16%
Total Return After Taxes on Distributions and Sale of Fund Shares	9.34%	6.56%	6.16%
Russell 3000® Index (reflects no deduction of fees, expenses or taxes)	23.81%	13.86%	12.55%
Russell 2000® Index[1] (reflects no deduction of fees, expenses or taxes)	11.54%	7.40%	7.82%
1    The returns of this additional index provide an additional comparison for the Fund's performance against that of an index that more closely reflects the market segment in which the Fund invests.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or IRAs. No returns are provided for Investor Class shares, which have not been offered for sale.

ADVISER
The Fund is advised by Curi RMB Capital, LLC (the “Adviser”).

Portfolio Manager

Christopher C. Faber and Jeff Jones, CFA are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Faber is a Senior Vice President and Portfolio Manager of the Adviser and has served as a portfolio manager of the Fund since inception of its predecessor fund in August 2002. Mr. Jones is a Partner and Portfolio Manager of the Adviser and has served as a portfolio manager of the Fund since May 2025.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any day that the Fund is open for business by sending a written request by mail (RMB Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 534464, Pittsburgh, Pennsylvania 15253-4464), by telephone (BNY Mellon Asset Servicing, 1-800-462-2392), or through certain financial intermediaries.

The table below sets forth the minimum initial and subsequent purchase amounts required for each share class and certain types of shareholder accounts.

	Minimum Initial Investment		Minimum Subsequent Investment*
	Investor Class (not available for purchase)	Class I	Investor Class (not available for purchase)	Class I
Regular Account	$2,500	$100,000	$500	$25,000
Automatic Investment Program, IRA and minor custodial account	$2,500	$2,500	$500	$500
*    Regular Account shareholders who hold shares issued to them pursuant to the IronBridge Reorganization are subject to a $1,000 minimum for subsequent investments in Class I.

For additional information about purchase and sale of Fund shares, please turn to “How to Buy Shares” and "How to Exchange and Redeem Shares" in this Prospectus.

TAX INFORMATION
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Where to Get More Information

Annual and Semi-Annual Reports to Shareholders and Form N-CSR

Form N-CSR and the Annual and Semi-Annual Reports to Shareholders contain additional information about the Funds. In each Fund's Annual or Semi-Annual Reports, you will find information about the Fund's costs, performance, holdings, and certain other statistics. In Form N-CSR, you will find the Fund's annual and semi-annual financial statements and other information.

Statement of Additional Information (SAI)

The SAI includes additional information about the Funds. A current SAI has been filed with the Commission and is incorporated by reference into this prospectus (that is, it is legally a part of this Prospectus).

Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

How to Contact us

You can obtain these documents free of charge, request other information about the Funds, and make shareholder inquiries by calling the toll-free number listed below. These documents are also available, free of charge, on the Funds’ website at www.rmbfunds.com, or by contacting your dealer or by contacting the transfer agent at:
phone: 1-800-462-2392
internet: www.rmbfunds.com
email: rmbfunds@rmbcap.com

Investment Company Act file number: 811-00994